UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2005

KENTUCKY FIRST FEDERAL BANCORP

(Exact Name of Registrant as Specified in Its Charter)

United States	0-51176	61-1484858

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

479 Main Street, Hazard, Kentucky		41702

(Address of principal executive offices)		(Zip Code)

(606) 436-3860

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS

On March 31, 2005, Kentucky First Federal Bancorp issued a press release announcing its initial dividend to shareholders. The press release is attached to this Report as Exhibit 99.1 and is furnished herewith.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

          (a)     Not applicable

          (b)     Not applicable

          (c)     The following exhibit is incorporated herein by reference:

                         Exhibit 99.1          Press Release dated March 31, 2005

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENTUCKY FIRST FEDERAL BANCORP

Date: March 31, 2005	By:	/s/ DON D. JENNINGS

Don D. Jennings
President and Chief Operating Officer

3